EXHIBIT 10.1.B

APPENDIX I

REVOLVING CREDIT LOAN FACILITY

Citibank, N.A.	$70,000,000
Barclays Bank PLC	$70,000,000
Credit Suisse AG Cayman Islands Branch	$70,000,000
Deutsche Bank AG New York Branch	$70,000,000
Morgan Stanley Bank, N.A.	$70,000,000
Royal Bank of Scotland plc	$70,000,000
Union Bank, N.A.	$70,000,000
Bank of America, N.A.	$70,000,000
Goldman Sachs Bank USA	$70,000,000
JPMorgan Chase Bank, N.A.	$70,000,000
BNP Paribas	$20,000,000
Crédit Agricole Corporate and Investment Bank	$20,000,000
HSBC Bank USA, National Association	$20,000,000
Société Générale	$20,000,000
Associated Bank, N.A.	$20,000,000

SCHEDULE I

As of July 26, 2013

PLEDGOR: AES CORP.
Legal Name	Jurisdiction of Incorporation	Types of Shares	Authorized Shares	Outstanding Shares	Percentage Owned by AES	Certificate No.	% Pledged
AES Alamitos Development, Inc.	Delaware	Common	10	10	100	2	100
AES Barka Services, Inc.	Delaware	Common	200	200	100	4	65
AES Big Sky, L.L.C.	Virginia	Units	1,000	10	100	1	100
AES CAESS Distribution, Inc.	Delaware	Common	100	100	100	3	65
AES California Management Co., Inc.	Delaware	Common	10	10	100	4	100
AES Canal Power Services, Inc.	Delaware	Common	100	100	100	3	65
AES Cemig Holdings, Inc.	Delaware	Common	100	100	100	4	65
AES Central American Management Services, Inc.	Delaware	Common	100	100	100	3	65
AES Climate Solutions Holdings, LLC	Delaware	Units	1,000	10	100	1	100
AES Columbia Power, LLC	Delaware	Units	1,000	10	100	2	100
AES Connecticut Management, L.L.C.	Delaware	Units	1,000	10	100	2	100
AES DPL Holdings, LLC	Delaware	Units	1000	10	100	1	100
AES Ecotek Holdings, L.L.C.	Delaware	Units	1,000	10	100	2	100
AES EDC Holding, L.L.C.	Delaware	Units	1,000	10	100	4	65

1

SCHEDULE I

As of July 26, 2013

PLEDGOR: AES CORP.
Legal Name	Jurisdiction of Incorporation	Types of Shares	Authorized Shares	Outstanding Shares	Percentage Owned by AES	Certificate No.	% Pledged
AES EEO Distribution, Inc.	Delaware	Common	100	100	100	3	65
AES El Faro Generation, Inc.	Delaware	Common	1,000	220	100	4	65
AES Energy Storage Holdings, LLC	Delaware	Units	N/A	10	100	1	100
AES Engineering, Ltd.	Cayman	Ordinary	50,000	1,000	100	6	65
AES GEH, Inc.	Delaware	Units	N/A	100	100	3	65
AES Hawaii Management Company, Inc.	Delaware	Common	10	10	100	5	100
AES Ironwood, Inc.	Delaware	Common	10	10	100	4	100
AES Kalaeloa Venture, L.L.C.	Delaware	Units	1,000	10	100	2	100
AES Keystone, L.L.C.	Delaware	Units	N/A	10	100	2	100
AES King Harbor, Inc.	Delaware	Common	10	10	100	2	100
AES New York Funding, L.L.C.	Delaware	Units	N/A	10	100	2	100
AES Odyssey, L.L.C.	Delaware	Units	1,000	10	100	2	100
AES Oklahoma Holdings, L.L.C.	Delaware	Units	1,000	10	100	2	100
AES Pacific, Inc.	Delaware	Common	10	10	100	1	100

2

SCHEDULE I

As of July 26, 2013

PLEDGOR: AES CORP.
Legal Name	Jurisdiction of Incorporation	Types of Shares	Authorized Shares	Outstanding Shares	Percentag Owned by AES	Certificate No.	% Pledged
AES Red Oak, Inc.	Delaware	Common	10	10	100	2	100
AES Rio Diamante, Inc.	Delaware	Common	10	10	100	2	65
AES Riverside Holdings, L.L.C.	Delaware	Common	1,000	10	100	2	100
AES Solar Holdings. LLC	Delaware	Units	1,000	100	100	2	65
AES Southland Funding, L.L.C.	Delaware	Units	N/A	10	100	2	100
AES Sparrows Point Holdings, LLC	Delaware	Units	1000	10	100	1	100
AES Stonehaven Holding, Inc.	Delaware	Common	100	100	100	5	65
AES Teal Holding, Inc.	Delaware	Common	100	100	100	3	65
AES Technologies Holdings, LLC	Delaware	Units	1,000	10	100	1	100
AES Texas Funding III, L.L.C.	Delaware	Units	1,000	10	100	4	100
AES Warrior Run Funding, L.L.C.	Delaware	Units	N/A	10	100	2	100
Cavanal Minerals, L.L.C.	Delaware	Common	10	10	100	3	100
IPALCO Enterprises, Inc.	Indiana	Common	290,000,000	89,685,177	100	AES-1	100
AES US Wind Development, L.L.C	Delaware	Units	1,000	10	100	1	100

3

SCHEDULE I

As of July 26, 2013

PLEDGOR: AES CORP.
Legal Name	Jurisdiction of Incorporation	Types of Shares	Authorized Shares	Outstanding Shares	Percentage Owned by AES	Certificate No.	% Pledged
AES Western Power Holdings, L.L.C	Delaware	Units	1,000	10	100	2	100

PLEDGOR: AES INTERNATIONAL HOLDINGS II, LTD.
Legal Name	Jurisdiction of Incorporation	Types of Shares	Authorized Shares	Outstanding Shares	Percentage Owned by AES	Certificate No.	% Pledged
AES El Salvador, Ltd.	Cayman	Ordinary	50,000	1,000	100	5	65

4

Schedule II to the
Amended and Restated Credit,
Reimbursement and Exchange Agreement

ASSIGNED AGREEMENTS

Grantor	Assigned Agreement

The AES Corporation
Tax Sharing Agreement dated as of June 23, 1987 (as amended, supplemented or modified through the date hereof) among The AES Corporation (formerly known as Applied Energy Services, Inc.), AES Oklahoma Management Co., Inc., AES Shady Point, Inc., Combustion Engineering, Inc., and Union Bank of California N.A. (formerly known as Union Bank), as successor in interest to Security Pacific National Bank, as agent.

The AES Corporation
Tax Sharing Agreement dated as of March 20, 1990 (as amended, supplemented or modified through the date hereof) among The AES Corporation (formerly known as Applied Energy Services, Inc.), AES Hawaii Management Company, Inc., AES Hawaii, Inc. (formerly known as AES Barbers Point, Inc.), and Union Bank of California N.A. (formerly known as Union Bank), as successor in interest to Security Pacific National Bank, as agent.

The AES Corporation	Tax Sharing Agreement dated as of March 28, 2001 among The AES Corporation, IPALCO Enterprises, Inc., and each corporation or other entity listed therein.

SCHEDULE Ill

AES CORP.

Non-Pledged Subsidiary	Jurisdiction of Incorporation	Reason for Exclusion
AES (India) Private Limited	India	Pledge prohibited
AES Americas, Inc.	Delaware	< $3 million
AES Andes Energy, Inc.	Delaware	< $3 million
AES Angel Falls, L.L.C.	Delaware	< $3 million
AES Argentina, Inc.	Delaware	< $3 million
AES Arlington Services, LLC	Delaware	< $3 million
AES Atlantic, Inc.	Delaware	< $3 million
AES Aurora, Inc.	Delaware	< $3 million
AES Bainbridge Holdings, LLC	Delaware	< $3 million
AES Battery Rock Holdings LNG, LLC	Delaware	< $3 million
AES Big Cedar Holdings, LLC	Delaware	< $3 million
AES Brazil, Inc.	Delaware	< $3 million
AES BVI Holdings I, Inc.	Delaware	< $3 million
AES BVI Holdings II, Inc.	Delaware	< $3 million
AES Calgary, Inc.	Delaware	< $3 million
AES Canada, Inc.	Delaware	< $3 million
AES Cartagena Holdings BV	The Netherlands	Pledge prohibited (New holding company for Cartagena)
AES Cemig Empreendimentos, Inc.	Cayman Islands	Pledge prohibited
AES Central Valley, L.L.C.	Delaware	< $3 million
AES Communications Latin America, Inc.	Delaware	< $3 million
AES Coral, Inc.	Delaware	< $3 million
AES Desert Power, L.L.C.	Delaware	< $3 million
AES Development de Argentina S.A.	Argentina	< $3 million
AES Disaster Relief Fund	Virginia	< $3 million
AES Drax Financing, Inc.	Delaware	< $3 million
AES Ecotek International Holdings, Inc.	Cayman Islands	< $3 million
AES Edelap Funding Corporation, L.L.C.	Delaware	< $3 million
AES Endeavor, Inc.	Delaware	< $3 million
AES Energy and Natural Resources, L.L.C.	Delaware	< $3 million
AES Energy Mexico, Inc.	Delaware	< $3 million
AES Finance and Development, Inc.	Delaware	< $3 million
AES Frontier Development, Inc.	Delaware	< $3 million
AES Gasification Project Holdings, LLC	Delaware	< $3 million
AES Global Insurance Company	Vermont	Pledge prohibited
AES Global Mobility Services, LLC	Delaware	< $3 million
AES GPH Holdings, Inc.	Delaware	< $3 million
AES Highgrove Holdings, L.L.C.	Delaware	< $3 million
AES Huntington Beach Development II, L.L.C.	Delaware	< $3 million
AES Huntington Beach Development, L.L.C.	Delaware	< $3 million
AES India, L.L.C.	Delaware	< $3 million
AES Indiana Holdings, L.L.C..	Delaware	< $3 million
AES International Holdings II, Ltd.	British Virgin Islands	Pledge prohibited
AES Mexico Development, S. de R.L. de C.V.	Mexico	< $3 million
AES Mobile Power Holdings, LLC	Delaware	< $3 million
AES NA Central, L.L.C.	Delaware	< $3 million
AES New Hampshire Biomass, Inc.	New Hampshire	Pledge prohibited
AES North America Development, LLC	Delaware	< $3 million
AES North America Hydro, LLC	Delaware	< $3 million
AES North America Pacific Group SGA, LLC	Delaware	< $3 million
AES Oasis Energy, Inc.	Delaware	< $3 million

1

AES Oasis Finco, Inc.	Delaware	Pledge prohibited
AES Oasis Holdco, Inc.	Delaware	Pledge prohibited
AES Oasis Private Ltd.	Singapore	< $3 million
AES Oman Holdings, Ltd.	Cayman Islands	Pledge prohibited
AES Orient, Inc.	Delaware	< $3 million
AES Orissa Distribution Private Limited	India	< $3 million
AES Pacific, L.LC.	Delaware	< $3 million
AES Pakistan Operations, Ltd.	Delaware	< $3 million
AES Parana II Limited Partnership	Cayman Islands	< $3 million
AES Puerto Rico Services, Inc.	Delaware	< $3 million
AES Rio Diamante, Inc.	Delaware	< $3 million
AES Sao Paulo, Inc.	Delaware	< $3 million
AES Services. Inc.	Delaware	< $3 million
AES Silk Road, Inc.	Delaware	< $3 million
AES Songas Holdings, Ltd.	Cayman Islands	Pledge prohibited
AES South American Holdings, Ltd. .	Cayman Islands	Pledge prohibited
AES Somerset 2 Holdings, LLC	Delaware	< $3 million
AES Sparrows Point Holdings, LLC	Delaware	< $3 million
AES Sui, L.L.C.	Delaware	Pledge prohibited
AES Transmission Holdings, LLC	Delaware	< $3 million
AES Transpower Australia Pty Ltd.	Australia	< $3 million
AES Transpower Private Ltd.	Singapore	< $3 million
AES Transpower, Inc.	Delaware	Pledge prohibited
AES UK Power Holdings Limited	United Kingdom	< $3 million
AES UK Power. L.L.C.	Delaware	< $3 million
Health and Welfare Benefit Plans LLC	Delaware	< $3 million
lnversora AES Americas S.A.	Argentina	< $3 million
Mid-Atlantic Express Holdings, L.L.C.	Delaware	< $3 million
TEG/TEP Management, LLC	Delaware	< $3 million
Thermo Fuels Company, Inc.	California	< $3 million

2

Non-Pledged Subsidiary	Jurisdiction of Incorporation	Reason for Exclusion

AES INTERNATIONAL HOLDINGS II, LTD

AES Argentina Investments, Ltd.	Cayman Islands	Pledge Prohibited
AES Bandeirante, Ltd.	Cayman Islands	<$3 million
AES Forca Empreendimentos Ltda	Brazil	Pledge Prohibited
AES Forca, Ltd.	Cayman Islands	Pledge Prohibited
AES Holanda Holdings C.V.	The Netherlands	<$3 million
AES Holdings Brasil Ltda.	Brazil	Pledge Prohibited
AES lntercon II, Ltd.	Cayman Islands	Pledge Prohibited
AES lnterenergy, Ltd.	Cayman Islands	Pledge Prohibited
AES Merida Management Services, S. de R.L. de C.V.	Mexico	<$3 million
AES Pak Gen Holdings, Inc.	Mauritius	Pledge Prohibited
AES Pak Holdings, Ltd.	British Virgin Islands	<$3 million
AES Pakistan Holdings	Mauritius	<$3 million
AES Peru S.R.L.	Peru	<$3 million
AES Pirin Holdings, Ltd.	Cayman Islands	<$3 million
AES Santa Ana, Ltd.	Cayman Islands	<$3 million
AES Santa Branca, Ltd.	Cayman Islands	<$3 million
AES Servicios Electricos Limitada de Capital Variable	El Salvador	<$3 million
AES South Point, Ltd.	Cayman Islands	<$3 million
AES Tiete SA	Brazil	Pledge Prohibited
AES Yucatan, S. de R.L. de C.V.	Mexico	<$3 million
CCS Telecarrier	Cayman Islands	<$3 million

3

SCHEDULE IV: EXCLUDED AES ENTITIES
As of July 26, 2013

BRAZIL
AES Americas International Holdings, Limited
AES Bandierante Ltd.
AES Brasil Ltda.
AES Brazilian Holdings, Ltd.
AES Brazil International Holdings, Limited
AES Cayman Guaiba, Ltd.
AES Cayman I
AES Cayman Pampas, Ltd.
AES Cemig Empreendimentos, Inc.
AES Cemig Holdings, Inc.
AES Communications Rio de Janeiro S.A.
AES Communications Latin America, Inc.
AES Com Sul Ltda.
AES Eletrolight, Ltd.
AES Elpa S.A.
AES Energia I, Ltd.
AES Energia II, Ltd.
AES Florestal Ltda.
AES Forca Ltd.
AES Guaiba II Empreendimentos Ltda.
AES Holdings Brasil, Ltda.
AES Infoenergy Ltda.
AES Intercon II, Ltd.
AES Interenergy, Ltd.
AES International Holdings III, Ltd.
AES Minas PCH Ltda.
AES Mineral Ltda.
AES Pasadena, Inc.
AES Rio PCH Ltda.
AES Santa Branca I, Ltd.
AES Santa Branca II, Ltd.
AES SEB Holdings, Ltd
AES South American Holdings, Ltd.
AES Sul Distribuidora Gaucha de Energia S.A.
AES Termo Bariri Ltda.
AES Termosul Empreendimentos Ltda.
AES Termosul I, Ltd.
AES Termosul II, Ltd.
AES Tiete Holdings Ltd.
AES Tiete Participacoes S.A.
AES Trade I, Ltd.
AES Trade II, Ltd.
AES Transgas I, Ltd.
AES Treasure Cove, Ltd.
AES Uruguaiana Empreedimentos S.A.
AES Uruguaiana, Inc.
Cayman Energy Traders

1 of 3

SCHEDULE IV: EXCLUDED AES ENTITIES
As of July 26, 2013

Companhia Brasiliana de Energia
Companhia de Gas de Minas Gerais, S.A.
AES Tiete S.A.
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.
Eletropaulo Telecomunicacoes, Ltda.
Southern Electric Brazil Participacoes, Ltda.

ARGENTINA
AES Alicura Holdings S.C.A.
AES Andes Energy, Inc.
AES Angel Falls, L.L.C.
AES Argentina Generacion S.A.
AES Argentina Holdings, S.C.A.
AES Argentina Investments, Ltd.
AES Argentina Operations, Ltd.
AES Argentina, Inc.
AES Asociados S.A.
AES Caracoles III, L.P.
AES Caracoles S.R.L.
AES Development de Argentina S.A.
AES Edelap Funding Corporation, L.L.C.
AES Electroinversora Espana S.L.
AES Enercom S.R.L.
AES Energy, Ltd.
La Plata I Empreendimentos Ltda.
La Plata II Empreendimentos Ltda.
AES Ocean Springs, Ltd.
AES Operadora S.A.
AES Parana Gas S.A.
AES Parana Holdings, Ltd.
AES Parana II Limited Partnership

AES Parana Operations S.R.L.
AES Parana Propiedades S.A.
AES Parana S.C.A.
AES Parana Uruguay S.R.L.
AES Platense Investments Uruguay S.R.L.
AES Rio Diamate, Inc.
AES San Nicolas Holding Espana, S.L.
AES San Nicolas, Inc.
AES South Point, Ltd.
AESEBA S.A.
Asociados de Electricidad, S.A.
B.A. Services S.R.L
Camille, Ltd.
Central Termoelectrica Guillermo Brown S.A.
CMS Generation San Nicolas Company
Energen S.A.

2 of 3

SCHEDULE IV: EXCLUDED AES ENTITIES
As of July 26, 2013

Gasoducto GasAndes Argentina S.A.
Gener Argentina S.A.
InterAndes, S.A.
Inversora AES Americas Holdings Espana, S.L.
Inverorsa de San Nicolas S.A.
Inversora AES Americas, S.A.
La Plata II, Ltd.
La Plata Partners L.P.
Shazia S.R.L.
TermoAndes S.A.

3 of 3

SCHEDULE 5.15: EXISTING AGREEMENTS WITH AFFILIATES

None.

AMENDED SCHEDULE V: QUALIFIED HOLDING COMPANIES

AES Argentina Holdings S.C.A.
AES Baltic Holdings BV
AES Barka Services 1 (Cayman) Ltd.
AES Barka Services 2 (Cayman) Ltd.
AES Barka Services 1 (Mauritius) Ltd.
AES Barka Services 2 (Mauritius) Ltd.
AES Brazilian Holdings, Ltd.
AES Bridge I Ltd.
AES Bridge II Ltd.
AES Canal Power Services, Inc.
AES Cayman Island Holdings, Ltd.
AES Cemig Empreendimentos, Inc.
AES Cemig Empreendimentos II, Ltd.
AES Central American Mgmt Services, Inc.
AES Chaparron I, Ltd.
AES Chaparron II, Ltd.
AES Chigen Holdings Ltd.
AES Communications Latin America, Inc.
AES Denmark GP Holding I ApS
AES Denmark GP Holding II ApS
AES EDC Funding II, LLC
AES EDC Holding, LLC
AES GEI US Finance, Inc.
AES Global Power Holdings BV
AES International Holdings Ltd.
AES Isthmus Energy, S.A.
AES LNG Holding II, Ltd.
AES Medway Electric Ltd.
AES Nigeria Holdings Ltd.
AES Oasis Holdco (Cayman) Ltd.
AES Oman Holdings Ltd.
AES Panama Holding Ltd.
AES Platense Investments Uruguay S.C.A.
AES Qatar Holdings Ltd.
AES Shannon Holdings BV
AES Songas Holdings Ltd.
AES Summit Generation Ltd.
AES Tisza Holdings BV
AES Transgas I, Ltd.
AES Transgas II, Ltd.
AES UK Holdings Limited
AES UK Power Holdings Ltd.
AES Venezuela Finance Ltd.
AES VFL Holdings, L.L.C.
Global Energy Investment CV
Global Energy Holdings CV
La Plata II, Ltd.
La Plata III, Ltd.
Siram Investments BV

Schedule VI - Existing Debt

Amount
Sr. Secured First Priority Notes due 2005	155,718,000
Sr. Secured Second Priority Notes due 2013	1,200,000,000
Sr. Secured Second Priority Notes due 2015	600,000,000
Senior Notes due June 2008	223,262,000
Senior Notes due June 2009	310,097,040
Senior Notes due June 2009	159,746,960
Senior Notes due September 2010	422,665,000
Senior Notes due January 2011	313,186,000
Senior Notes due February 2011 (£)*	160,809,856
Senior Notes due March 2014	500,000,000
Senior Subordinated Notes due August 2007	169,619,000
Senior Subordinated Notes due November 2007	218,949,000
Senior Subordinated Notes due November 2029	115,258,000
Junior Convertible Debentures due August 2005	142,134,000
Guarantees of Debt	155,503,000
Letters of Credit outside Revolving Credit Facility	18,750,000
Surety Bonds	3,682,870
Total Debt	4,869,380,726

* Exchange Rate of 1.7995 on March 9, 2003

SCHEDULE VII to the
Fifth Amended and Restated
Credit and Reimbursement Agreement

REVOLVING FRONTING BANKS

Citicorp USA, Inc.

Bank of America, N.A.

Union Bank, N.A.

Credit Agrícole Corporate and Investment Bank

Credit Suisse AG, Cayman Islands Branch

EXHIBIT A-1 to the
Sixth Amended and Restated Credit
and Reimbursement Agreement

FORM OF REVOLVING CREDIT LOAN NOTE

New York, New York	______________, 20__

For value received, The AES Corporation, a Delaware corporation (the “Borrower”), promises to pay to  ___________ (the “Bank”) or its registered assigns, for the account of its Applicable Lending Office (as defined in the Credit and Reimbursement Agreement referred to below), the unpaid principal amount of each Revolving Credit Loan (as defined in the Credit and Reimbursement Agreement referred to below) made by the Bank to the Borrower pursuant to the Credit and Reimbursement Agreement referred to below on the dates and in the amounts specified in the Credit and Reimbursement Agreement.  The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit and Reimbursement Agreement.  All such payments of principal and interest shall be made in lawful money of the United States in Federal or other same day funds at the place of payment specified in the Credit and Reimbursement Agreement.

All Revolving Credit Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make (or any error in making) any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit and Reimbursement Agreement.

This Revolving Credit Loan Note is one of the Notes referred to in the Sixth Amended and Restated Credit and Reimbursement Agreement dated as of July 26, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit and Reimbursement Agreement”) among the Borrower, the Bank and certain other banks party thereto, Citibank, N.A., as the Agent for the Bank Parties, Citibank, N.A. as the Collateral Agent for the Bank Parties and the other arrangers and agents party thereto.  Terms defined in the Credit and Reimbursement Agreement and not otherwise defined herein are used herein with the same meanings.  Reference is made to the Credit and Reimbursement Agreement for provisions for the guarantee hereof in certain circumstances, the prepayment hereof and the acceleration of the maturity hereof.

Revolving Credit Loan Note

This Revolving Credit Loan Note is assignable to one or more Persons as provided in the Credit and Reimbursement Agreement and the Borrower agrees to issue from time to time replacement Notes in the form hereof to facilitate such assignments.

The Obligations of the Borrower under this Revolving Credit Loan Note and the other Financing Documents, and the Obligations of the other Loan Parties under the Financing Documents, are secured by the Creditor Group Collateral as provided in the Financing Documents.

This Revolving Credit Loan Note shall be governed by, and construed in accordance with, the laws of the State of New York.

THE AES CORPORATION

By:
Name:
Title:

Revolving Credit Loan Note

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Loan	Type of Loan	Amount of Principal Repaid	Notation Made By

Revolving Credit Loan Note

EXHIBIT A-2 to the
Sixth Amended and Restated Credit
and Reimbursement Agreement

FORM OF TERM LOAN NOTE

New York, New York	______________, 20__

For value received, The AES Corporation, a Delaware corporation (the “Borrower”), promises to pay to  ________________________ (the “Bank”) or its registered assigns, for the account of its Applicable Lending Office (as defined in the Credit and Reimbursement Agreement referred to below), the unpaid principal amount of the Term Loan (as defined in the Credit and Reimbursement Agreement referred to below) made by the Bank to the Borrower pursuant to the Credit and Reimbursement Agreement referred to below on the dates and in the amounts specified in the Credit and Reimbursement Agreement.  The Borrower promises to pay interest on the unpaid principal amount of the Term Loan on the dates and at the rate or rates provided for in the Credit and Reimbursement Agreement.  All such payments of principal and interest shall be made in lawful money of the United States in Federal or other same day funds at the place of payment specified in the Credit and Reimbursement Agreement.

This Term Loan Note is one of the Notes referred to in the Sixth Amended and Restated Credit and Reimbursement Agreement dated as of July 26, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit and Reimbursement Agreement”) among the Borrower, the Bank and certain other banks party thereto, Citibank, N.A., as the Agent for the Bank Parties, Citibank, N.A., as the Collateral Agent for the Bank Parties and the other arrangers and agents party thereto.  Terms defined in the Credit and Reimbursement Agreement and not otherwise defined herein are used herein with the same meanings.  Reference is made to the Credit and Reimbursement Agreement for provisions for the guarantee hereof in certain circumstances, the prepayment hereof and the acceleration of the maturity hereof.

This Term Loan Note is assignable to one or more Persons as provided in the Credit and Reimbursement Agreement and the Borrower agrees to issue from time to time replacement Notes in the form hereof to facilitate such assignments.

The Obligations of the Borrower under this Term Loan Note and the other Financing Documents, and the Obligations of the other Loan Parties under the Financing Documents, are secured by the Creditor Group Collateral as provided in the Financing Documents.

Term Loan Note

This Term Loan Note shall be governed by, and construed in accordance with, the laws of the State of New York.

THE AES CORPORATION

By:
Name:
Title:

Term Loan Note

LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Loan	Type of Loan	Amount of Principal Repaid	Notation Made By

Term Loan Note

EXHIBIT C-1 to the
Sixth Amended and Restated Credit
and Reimbursement Agreement

FORM OF REVOLVING CREDIT LOAN FACILITY ASSIGNMENT AND
ASSUMPTION AGREEMENT

AGREEMENT dated as of __________ __, 20__ among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”), each Revolving Fronting Bank and, as required pursuant to the terms of the Credit Agreement (as defined below), THE AES CORPORATION (the “Borrower”), and CITIBANK, N.A., as Administrative Agent (the “Agent”).

W I T N E S S E T H

WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Sixth Amended and Restated Credit and Reimbursement Agreement (the “Credit and Reimbursement Agreement”) dated as of July 26, 2013 among the Borrower, the Banks party thereto, the Agent, Citibank, N.A., as Collateral Agent and the other arrangers and agents party thereto; and

WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit and Reimbursement Agreement in respect of a portion of its Revolving Credit Loan Commitment thereunder in an amount equal to $___________ (the “Assigned Amount”), together with a corresponding portion of its outstanding Revolving Credit Loans and participating interests in outstanding Revolving Letter of Credit Liabilities, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.  Definitions.  All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit and Reimbursement Agreement.

2.  Assignment.  The Assignor hereby assigns and sells to the Assignee all or a proportionate part of all of the rights of the Assignor under the Credit and Reimbursement Agreement and the other Financing Documents to the extent of the Assigned Amount, in each case in an amount not less than $1,000,000 (or such lesser amount as may be agreed to by the Borrower and the Agent) (except in the case of an assignment which will result in a group of Banks which are managed by the Assignor holding a Revolving Credit Loan Commitment of not less than $1,000,000), and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit and Reimbursement Agreement and the other Financing Documents to the extent of the Assigned Amount, including the

Revolving Credit Loan Facility Assignment and Assumption Agreement

purchase from the Assignor of the corresponding portion of the principal amount of the Revolving Credit Loans made by the Assignor outstanding at the date hereof and the corresponding portion of participating interests purchased by the Assignor in Revolving Letter of Credit Liabilities outstanding on the date hereof.  Upon the execution and delivery hereof by the Assignor, the Assignee, each Revolving Fronting Bank and, as required pursuant to the terms of the Credit and Reimbursement Agreement, the Borrower and the Agent, and the payment of the amounts specified in Section 3 hereof required to be paid on the date hereof, (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank Party under the Credit and Reimbursement Agreement with a Revolving Credit Loan Commitment in an amount equal to the Assigned Amount and (ii) the Revolving Credit Loan Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor shall be released from its obligations under the Credit and Reimbursement Agreement to the extent such obligations have been assumed by the Assignee.

3.  Payments.  As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in lawful money of the United States of America the amount heretofore agreed between them.1  It is understood that commitment fees and/or letter of credit commissions accrued to the date hereof are for the account of the Assignor, and each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit and Reimbursement Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.

4.  Consent of the Revolving Fronting Banks, the Borrower and the Agent.  This Agreement is conditioned upon the consent of each Revolving Fronting Bank and, as required pursuant to the terms of the Credit and Reimbursement Agreement, the Borrower and the Agent.  The execution of this Agreement by each Revolving Fronting Bank and, as required pursuant to the terms of the Credit and Reimbursement Agreement, the Borrower and the Agent is evidence of this consent.

5.  Non-Reliance on Assignor.  The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Obligor, or the validity and enforceability of the Obligations of any Obligor in respect of the Credit and Reimbursement Agreement or any other Financing Document.  The Assignee acknowledges that it has, independently and without reliance on the Assignor, any other Bank Party, any Revolving Credit Loan Bank or the Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

6.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

1
Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee.  It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

Revolving Credit Loan Facility Assignment and Assumption Agreement

7.  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Revolving Credit Loan Facility Assignment and Assumption Agreement

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Title:

[ASSIGNEE]

By:
Title:

[EACH REVOLVING FRONTING BANK]

By:
Title:

[CITIBANK, N.A., as Agent

By:
Title:]2

[THE AES CORPORATION, as Borrower

By:
Title:]2

2 As required pursuant to the terms of the Credit Agreement.

Revolving Credit Loan Facility Assignment and Assumption Agreement

EXHIBIT C-2 to the
Sixth Amended and Restated Credit
and Reimbursement Agreement

FORM OF TERM LOAN FACILITY ASSIGNMENT AND ASSUMPTION AGREEMENT

AGREEMENT dated as of __________ __, 20__ among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”) and CITIBANK, N.A., as Administrative Agent (the “Agent”).

W I T N E S S E T H

WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Sixth Amended and Restated Credit and Reimbursement Agreement (the “Credit and Reimbursement Agreement”) dated as of July 26, 2013 among The AES Corporation (the “Borrower”), the Banks party thereto, the Agent, Citibank, N.A., as Collateral Agent and the other arrangers and agents party thereto; and

WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under Credit and Reimbursement Agreement in respect of all or a portion of its outstanding Term Loan in an amount equal to $____________ (the “Assigned Amount”) and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

8.  Definitions.  All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit and Reimbursement Agreement.

9.  Assignment.  The Assignor hereby assigns and sells to the Assignee all or a proportionate part of all of the rights of the Assignor under the Credit and Reimbursement Agreement and the other Financing Documents to the extent of the Assigned Amount, in each case in an amount not less than $1,000,000 (or such lesser amount as may be agreed to by the Borrower and the Agent) (except in the case of an assignment which will result in a group of Banks which are managed by the Assignor holding a Term Loan Commitment of not less than $1,000,000), and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit and Reimbursement Agreement and the other Financing Documents to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the Term Loan.  Upon the execution and delivery hereof by the Assignor, the Assignee and the Agent, and the payment of the amounts specified in Section 3 hereof required to be paid on the date hereof, (i) the Assignee shall, as of the date

Term Loan Facility Assignment and Assumption Agreement

hereof, succeed to the rights and be obligated to perform the obligations of a Bank Party under the Credit and Reimbursement Agreement with a Term Loan in an amount equal to the Assigned Amount, and (ii) the Assignor shall be released from its obligations under the Credit and Reimbursement Agreement to the extent such obligations have been assumed by the Assignee.

10.  Payments.  As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in lawful money of the United States of America the amount heretofore agreed between them.1  It is understood that commitment fees accrued to the date hereof are for the account of the Assignor, and each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit and Reimbursement Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.

11.  Consent of the Agent.  This Agreement is conditioned upon the consent of the Agent.  The execution of this Agreement by the Agent is evidence of this consent.

12.  Non-Reliance on Assignor.  The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Obligor, or the validity and enforceability of the Obligations of any Obligor in respect of the Credit and Reimbursement Agreement or any other Financing Document.  The Assignee acknowledges that it has, independently and without reliance on the Assignor, any other Bank Party and the Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

13.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

1
Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee.  It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

Term Loan Facility Assignment and Assumption Agreement

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Title:

[ASSIGNEE]

By:
Title:

[CITIBANK, N.A., as Agent

By:
Title:

Term Loan Facility Assignment and Assumption Agreement

EXHIBIT C-3 to the
Sixth Amended and Restated Credit
and Reimbursement Agreement

FORM OF THIRD PARTY FRONTING BANK ASSIGNMENT
 AND ASSUMPTION AGREEMENT

AGREEMENT dated as of __________ __, 20__ among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”), THE AES CORPORATION (the “Borrower”) and CITIBANK, N.A., as Administrative Agent (the “Agent”).

W I T N E S S E T H

WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Sixth Amended and Restated Credit and Reimbursement Agreement (the “Credit and Reimbursement Agreement”) dated as of July 26, 2013 among The AES Corporation (the “Borrower”), the Banks party thereto, the Agent, Citibank, N.A., as Collateral Agent and the other arrangers and agents party thereto; and

WHEREAS, the Assignor proposes to assign to the Assignee all (and not less than all) of the rights and obligations of the Assignor under the Credit and Reimbursement Agreement (the “Assigned Amount”) and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.  Definitions.  All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit and Reimbursement Agreement.

2. Assignment.  The Assignor hereby assigns and sells to the Assignee all but not less than all of the rights of the Assignor under the Credit and Reimbursement Agreement and the other Financing Documents to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit and Reimbursement Agreement and the other Financing Documents to the extent of the Assigned Amount.  Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower  and the Agent, and the payment of the amounts specified in Section 3 hereof required to be paid on the date hereof, (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Revolving Fronting Bank under the Credit and Reimbursement Agreement with Revolving Letter of Credit Liabilities in an amount equal to the Assigned Amount and (ii) Revolving Letter of Credit Liabilities of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor shall be

Third Party Fronting Bank Assignment and Assumption Agreement

released from its obligations under the Credit and Reimbursement Agreement to the extent such obligations have been assumed by the Assignee.

3.  Payments.  As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in lawful money of the United States of America the amount heretofore agreed between them.1  It is understood that commitment fees and/or letter of credit commissions accrued to the date hereof are for the account of the Assignor, and each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit and Reimbursement Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.

4.  Consent of the Borrower and the Agent.  This Agreement is conditioned upon the consent of the Borrower and the Agent.  The execution of this Agreement by the Borrower and the Agent is evidence of this consent.

5.  Non-Reliance on Assignor.  The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Obligor, or the validity and enforceability of the Obligations of any Obligor in respect of the Credit and Reimbursement Agreement or any other Financing Document.  The Assignee acknowledges that it has, independently and without reliance on the Assignor, any other Bank Party or the Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

6.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7.  Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

1
Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee.  It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

Third Party Fronting Bank Assignment and Assumption Agreement

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Title:

[ASSIGNEE]

By:
Title:

THE AES CORPORATION, as Borrower

By:
Title:

[CITIBANK, N.A., as Agent

By:
Title:

Third Party Fronting Bank Assignment and Assumption Agreement

EXHIBIT D to the
Sixth Amended and Restated
Credit and Reimbursement Agreement

FORM OF REVOLVING FRONTING BANK AGREEMENT

_________ __, 20__
Citibank, N.A., as Agent
388 Greenwich Street, 21st Floor
New York, New York 10013

Attention:  [Stuart Glen]

Ladies and Gentlemen:

Reference is hereby made to the Sixth Amended and Restated Credit and Reimbursement Agreement dated as of July 26, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Banks party thereto, Citibank, N.A., as Collateral Agent, Citibank, N.A., as Agent and the other arrangers and agents party thereto.  The capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1. Obligations Under the Credit Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Revolving Fronting Bank by all of the terms and conditions of the Credit Agreement to the same extent as each of the other Revolving Fronting Banks thereunder and agrees to issue letters of credit in an aggregate Available Amount not to exceed $[________] at any time outstanding pursuant to and in accordance with Section 2.03 of the Credit Agreement.  The undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to a “Revolving Fronting Bank” shall also mean and be a reference to the undersigned, and each reference in any other Financing Document to a “Bank Party” shall also mean and be a reference to the undersigned in its capacity as Revolving Fronting Bank.

Section 2. Representations and Warranties.  The undersigned hereby represents and warrants that it (i) is a Revolving Credit Loan Bank under the Credit Agreement or (ii) meets the definition of a “Third Party Fronting Bank”, as defined in the Credit Agreement.

Section 3. Delivery by Telecopier.  Delivery of an executed counterpart of a signature page to this Revolving Fronting Bank Agreement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Revolving Fronting Bank Agreement.

Section 4.  Non-Reliance.  The undersigned acknowledges that it has, independently and without reliance on any Revolving Fronting Bank, any other Bank Party and

Revolving Fronting Bank Agreement

2

the Agent, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  This Revolving Fronting Bank Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, [NAME OF REVOLVING FRONTING BANK]

By:
Name:
Title:

Acknowledged on the date hereof by: CITIBANK, N.A., as Agent

By:
Name:
Title:

Revolving Fronting Bank Agreement